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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report: September 23, 1997              Commission File No. 0-28434
          --------------                                ---------------
  (Date of earliest event reported)


                                  DIATIDE, INC.
                                    --------
             (Exact name of registrant as specified in its Charter)


  Delaware                                    04-3078258
  ---------------                             ---------------
  (State or other jurisdiction of             (IRS Employer Identification No.)
  incorporation or organization)


  9 Delta Drive
  Londonderry, New Hampshire                           03053
  ---------------                                      ---------------
  (Address of principal executive offices)             (Zip Code)

                                 (603) 437-8970
                                 ---------------
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     On September 23, 1997, Diatide, Inc. (the "Company") completed the sale of $11.8 million of convertible preferred stock (the "Preferred Stock") to three of the Company's existing investors in a private transaction. The Preferred Stock is convertible into 1,210,256 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), at a conversion price per share of $9.75. The Company also issued Common Stock Purchase Warrants (the "Warrants") to the investors to purchase in the aggregate 181,538 shares of Common Stock at an exercise price of $11.70 per share. The Warrants will expire on September 23, 1999.

     Under the terms of a Registration Rights Agreement, dated as of September 23, 1997, the investors holding in the aggregate at least 51% of the Stockholder Registrable Shares (as defined) have the right to require the Company to register the Common Stock issuable upon the conversion of the Preferred Stock or the exercise of the Warrants at any time after October 1, 1998.

     On September 24, 1997, the Company issued a press release announcing the sale of the $11.8 million of Preferred Stock and the Warrants to three of the Company's existing investors in a private transaction. A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

1. Securities Purchase Agreement dated as of September 23, 1997 among Chase Venture Capital Associates, L.P., Medsource S.A., Neomed Fund Limited and the Company.

3. Certificate of Designations of the Preferred Stock of Diatide, Inc. to be Designated Series A Convertible Preferred Stock.

10.1 Registration Rights Agreement dated as of September 23, 1997 among Chase Venture Capital Associates, L.P., Medsource S.A., Neomed Fund Limited and the Company.

10.2 Form of Common Stock Purchase Warrant dated as of September 23, 1997 and executed by the Company.

99.1   Press release dated September 24, 1997.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 30, 1997                 DIATIDE, INC.



                                           /s/ Richard T. Dean
                                           ----------------------------------
                                           Richard T. Dean
                                           President and Chief Executive Officer



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                              INDEX TO EXHIBITS


EXHIBIT
  NO.                      DESCRIPTION
-------                    -----------

1. Securities Purchase Agreement dated as of September 23, 1997 among Chase Venture Capital Associates, L.P., Medsource S.A., Neomed Fund Limited and the Company.

3. Certificate of Designations of the Preferred Stock of Diatide, Inc. to be Designated Series A Convertible Preferred Stock.

10.1 Registration Rights Agreement dated as of September 23, 1997 among Chase Venture Capital Associates, L.P., Medsource S.A., Neomed Fund Limited and the Company.

10.2 Form of Common Stock Purchase Warrant dated as of September 23, 1997 and executed by the Company.

99.1   Press release dated September 24, 1997.









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